                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 31, 1999

                          DAVEL COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)

                        Commission File Number: 0-22610


             DELAWARE                                      59-3538257
 (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                       Identification No.)

                             10120 Windhorst Road
                                Tampa, FL 33619

              (Address of principal executive offices) (zip code)


      Registrant's telephone number, including area code: (813) 628-8000


                            1429 Massaro Boulevard
                                Tampa, FL 33619

                (Former address, if changed since last report)
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ITEM 5: OTHER EVENTS

Post-Merger Financial Results

On December 23, 1998, the Registrant consummated a tax-free merger with Peoples Telephone Company, Inc. ("Peoples"), pursuant to which each outstanding share of common stock, par value $0.01 per share, of Peoples was converted into 0.235 shares of common stock, par value $0.01 per share, of the Registrant (the "Merger"). The transaction was accounted for as a pooling-of-interests. One of the required criteria for pooling-of-interests accounting is that the parties to the business combination must share mutually in the combined risks and rights of the transaction. In order to satisfy this risk sharing criteria of pooling-of-interests accounting, Securities and Exchange Commission Accounting Series Release 135 provides that the risk sharing will have occurred if no affiliate of either party to the merger transaction sells or otherwise disposes of any common stock received in the transaction until such time as financial results covering at least 30 days of post-merger combined operations have been published. In order to satisfy the risk sharing criteria, and thereby allow affiliates of either party to the transaction to sell or otherwise dispose of the Registrant's common stock acquired in the merger (in compliance with Securities and Exchange Commission Rules 145 and 144 regarding resales of common stock acquired in a business combination) the consolidated summary income statement data of the Registrant are presented as follows for the one-month period ended January 31, 1999:


(In thousands, except per      For the Month Ended
share data)                       January 31, 1999
-------------------------      -------------------
Net sales                          $15,695,729

Net income (loss)                  $(3,246,504)

Net income (loss) per share        $     (0.31)

The income statement data for the month ended January 31, 1999 is derived from the Registrant's unaudited consolidated financial statements.

Because of rules pertaining to pooling-of-interests accounting, we are publishing 30 days of post-merger financial results for the combined company. This is the first time that we have published a single month's results, and we do not intend to continue publishing monthly results. Because the release of this one-time information is so unusual, management cautions that fluctuations in monthly results are not necessarily the same as the trends that would be evident in quarterly reporting, just as the seasonal variation inherent in quarterly results is not necessarily apparent in annual results.

                                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: March 22, 1999

                         DAVEL COMMUNICATIONS, INC.


                         By: /s/ Michael E. Hayes
                             -------------------------------------------------
                             Michael E. Hayes
                             Senior Vice President and Chief Financial Officer